                                                                   EXHIBIT 10.22


 NUMBER: WC1021                                                 **5,883 SHARES

                                  VASCO CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

This Certifies that FORREST D. LAIDLEY, 339 N. Milwaukee Avenue, Libertyville, IL 60048-2249 (the "holder") is the owner of 5,883 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of VASCO CORP. (the "Company") at any time through OCTOBER 31, 2000, (the "exercise date") at an exercise price of $6.00 per Warrant and subject to the terms, conditions and limitations set forth herein. These Warrants are exerciseable at the option of the holder. In the event of a Secondary Public Offering (the "Offering"), the Company has the right to call these Warrants at the exercise price 30 days prior to the Offering. Surrender of the Warrants and $6.00 per Warrant prior to or simultaneous to but no later than the closing of the Offering will entitle the holder to one (1) share of free tradeable, registered, non-restricted share of Common Stock of the Company. The Company will permit "cashless exercise" (credit of the intrinsic value of the herein Warrants against the Offering price) of the Warrants upon request of the holder immediately prior to the Offering, based on the Offering price, with adjustment for commissions and expenses.

As of Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event, at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for investment only and not with a view to the resale or distribution thereof and
(ii) that any subsequent resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, or approved by the Company, as to the applicability of such exemption.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 31st day of October, 1995.



              _________________________________________________
                              SecretaryPresident
                           (Apply Corporate Seal)

                                  SCHEDULE I
                               to Exhibit 10.22

                                             Issue             Expiration               Warrant                 Warrants
               Name                          Date                 Date                   Price                   Issued
Richard M. Vaden, Jr.                      10/31/95                10/31/2000               6.00                    638
Stephen D. Clark                           10/31/95                10/31/2000               6.00                  5,844
Jeffrey A. Krogh                           10/31/95                10/31/2000               6.00                  2,942
Calvin C. Remmers & Nancy A. Remmers       10/31/95                10/31/2000               6.00                  4,157
Linda Bilut                                10/31/95                10/31/2000               6.00                    300
Bernhardt Braa Wiggen, TTEE, FBO Bernhardt
  Braa Wiggen U/A 12/27/94                 10/31/95                10/31/2000               6.00                  4,724
Kevin P. Wiggen                            10/31/95                10/31/2000               6.00                  1,200
Bernhardt B. Wiggen                        10/31/95                10/31/2000               6.00                  7,568
David W. Sutter                            10/31/95                10/31/2000               6.00                  5,883
Forrest D. Laidley                         10/31/95                10/31/2000               6.00                  5,883
Sally J. Krogh                             10/31/95                10/31/2000               6.00                  2,941
B.B. Wiggen and B.A. Wiggen                10/31/95                10/31/2000               6.00                 75,000
Bonnie D. Wiggen                           10/31/95                10/31/2000               6.00                  7,219
Merrill Lynch IRA #208-84178               10/31/95                10/31/2000               6.00                  5,800
Smith Barney Shearson IRA# 576-61214-1-596 10/31/95                10/31/2000               6.00                  7,568
Carol E. Dill, Trustee U/A 7/14/89         10/31/95                10/31/2000               6.00                  1,750